POWERSHARES EXCHANGE-TRADED FUND TRUST II
(the “Trust”)

Supplement Dated May 1, 2009 to the Prospectus Dated February 27, 2009 of:

PowerShares DWA Developed Markets Technical Leaders Portfolio
PowerShares DWA Emerging Markets Technical Leaders Portfolio
PowerShares Dynamic Asia Pacific Portfolio
PowerShares Dynamic Developed International Opportunities Portfolio
PowerShares Dynamic Europe Portfolio

PowerShares Emerging Markets Infrastructure Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
PowerShares FTSE RAFI Emerging Markets Portfolio
PowerShares FTSE RAFI Europe Portfolio
PowerShares FTSE RAFI Europe Small-Mid Portfolio
PowerShares FTSE RAFI International Real Estate Portfolio
PowerShares FTSE RAFI Japan Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Biotech Portfolio
PowerShares Global Clean Energy Portfolio

PowerShares Global Coal Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Nuclear Energy Portfolio

PowerShares Global Progressive Transportation Portfolio

PowerShares Global Steel Portfolio
PowerShares Global Water Portfolio

PowerShares Global Wind Energy Portfolio
PowerShares International Listed Private Equity Portfolio

PowerShares MENA Frontier Countries Portfolio

The Board of Trustees of the Trust approved the liquidation of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares International Listed Private Equity Portfolio (collectively, the “Funds”), which is expected to occur on May 22, 2009.

Effective May 19, 2009, the Funds will be closed to new investors.  The last day of trading in the Funds on the NYSE Arca, Inc., will be May 18, 2009.  In early May 2009, the Funds will begin the process of closing down and liquidating their respective portfolios.  This process will cause each Fund’s holdings to deviate from the securities included in each Fund’s underlying index and each Fund to increase its cash holdings, which may lead to increased tracking error.

Shareholders may sell their holdings prior to May 19, 2009, and may incur typical transaction fees from their broker-dealer.  Shareholders of record on May 18, 2009 will receive cash equal to the amount of the net asset value of their shares as of May 22, 2009, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.  Shareholders will generally recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 800-983-0903 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

P-PS-STK-8